PRESS RELEASE

                            ADVANCE FINACIAL BANCORP
                     ANNOUNCES SECOND QUARTER 2004 EARNINGS


                                                           FOR IMMEDIATE RELEASE
                                                  Contact: Stephen M. Gagliardi,
                                                               President and CEO
                                                          Telephone 304-737-3531

Wellsburg,  WV (January 23, 2003 - Advance  Financial  Bancorp (Nasdaq  SmallCap
Market: AFBC) the parent holding company of Advance Financial Savings Bank, today announced earnings for the second quarter ended December 31, 2003. Income for the three-month period ending December 31, 2003 increased to $833,000 from $362,000 for the same period ending 2002. Income for the six-month period ending December 31, 2003 increased to $1,488,000 from $887,000 for the same period ending 2002. Income for both the three and six month periods of 2003 includes approximately $446,000 in net investment gains as a result of a one-time sale of available for sale investment securities that occurred during the period..

Advance Financial Savings Bank operates seven community-banking facilities that provide retail and commercial banking services primarily to individual customers and small businesses in the counties of Brooke, Ohio and Hancock, West Virginia and in the counties Jefferson and Belmont, Ohio.

                            ADVANCE FINANCIAL BANCORP
                               FINANCIAL HIGHLIGHT
                                   (UNAUDITED)
                                DECEMBER 31,2003


      -------------------------------------------------------------------------------------------------------------------------
                     INCOME STATEMENT
      -------------------------------------------------------------------------------------------------------------------------


                                                     --------------------------------------------------------------------------
                                                                    SIX MONTHS ENDED                    THREE MONTHS ENDED
                                                                       DECEMBER 31                          DECEMBER 31
                                                                  2003               2002              2003              2002
                                                     --------------------------------------------------------------------------
                                                                                        (In thousands)
      -------------------------------------------------------------------------------------------------------------------------

      Total interest income                                      $8,831             $6,998            $4,447            $3,488
      -------------------------------------------------------------------------------------------------------------------------
      Total interest expense                                      3,793              3,349             1,899             1,673
      -------------------------------------------------------------------------------------------------------------------------
      Net interest income                                         5,038              3,649             2,548             1,815
      -------------------------------------------------------------------------------------------------------------------------
      Provision for loan losses                                     672                154               351               105
      -------------------------------------------------------------------------------------------------------------------------
      Net interest income after
        provision for loan losses                                 4,366              3,495             2,197             1,710
      -------------------------------------------------------------------------------------------------------------------------
      Total noninterest income                                    1,393                704               887               301
      -------------------------------------------------------------------------------------------------------------------------
      Total noninterest expense                                   3,495              2,770             1,801             1,415
      -------------------------------------------------------------------------------------------------------------------------
      Income before income taxes                                  2,264              1,429             1,283               596
      -------------------------------------------------------------------------------------------------------------------------
      Income taxes                                                  776                542               450               234
      -------------------------------------------------------------------------------------------------------------------------
      Net income                                                  1,488                887               833               362
      -------------------------------------------------------------------------------------------------------------------------

      EARNINGS PER SHARE - NET INCOME

      Basic Earnings Per Share                                     1.10               0.66              0.61              0.27
      -------------------------------------------------------------------------------------------------------------------------
      Diluted Earning per share                                    1.08               0.66              0.60              0.27
      -------------------------------------------------------------------------------------------------------------------------
      Cash dividend declared                                        .20               0.16              0.10              0.08
      -------------------------------------------------------------------------------------------------------------------------

                            ADVANCE FINANCIAL BANCORP
                               FINANCIAL HIGHLIGHT
                                   (UNAUDITED)
                                DECEMBER 31,2003

      -------------------------------------------------------------------------------------------------------------------------
                      BALANCE SHEET
      -------------------------------------------------------------------------------------------------------------------------


                                                                                DECEMBER 31                          JUNE 30
                                                                                    2003                                2003
                                                                             -------------------                  ------------------
                                                                                              (Dollars in thousands)
      Investment Securities                                                       $ 38,107                            $ 55,783
      -------------------------------------------------------------------------------------------------------------------------
      Loans                                                                        264,829                             230,336
      -------------------------------------------------------------------------------------------------------------------------
      Alowance for loan losses                                                       1,496                               1,096
      -------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                                 322,839                             321,901
      -------------------------------------------------------------------------------------------------------------------------
      Deposits                                                                     266,387                             272,829
      -------------------------------------------------------------------------------------------------------------------------
      Shareholder Equity                                                            20,953                              20,088
      -------------------------------------------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------------------------------------------
                          RATIOS
      -------------------------------------------------------------------------------------------------------------------------


                                                     --------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                    THREE MONTHS ENDED
                                                                      DECEMBER 31                          DECEMBER 31
                                                     --------------------------------------------------------------------------
                                                                  2003               2002              2003              2002
      -------------------------------------------------------------------------------------------------------------------------

      Return on Average Assets                                    0.92%              0.80%             1.02%             0.64%
      -------------------------------------------------------------------------------------------------------------------------
      Return on Average Equity                                   14.41%              9.46%            16.00%             7.61%
      -------------------------------------------------------------------------------------------------------------------------
      Net Interest Margin                                         3.28%              3.43%             3.30%             3.35%
      -------------------------------------------------------------------------------------------------------------------------
      Nonperforming loans to total loans                          0.62%              0.75%         -                 -
      -------------------------------------------------------------------------------------------------------------------------